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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                           ---------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  February 27, 1997



                The American Materials & Technologies Corporation
             (Exact name of registrant as specified in its charter)

      Delaware                           001-11835               33-0659916
(State or other jurisdiction            (Commission            (IRS Employer
of incorporation or organization)       File Number)         Identification No.)

                     5915 Rodeo Road, Los Angeles, CA 90016
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (310) 841-5200


          (Former Name or Former Address, if Changed Since Last Report)


                               Page 1 of 4 Pages
                        Exhibit Index Located on Page 5
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 27, 1997, The American Materials & Technologies Corporation (the "Company"), through its wholly-owned subsidiary, Grafalloy Acquisition Corporation, entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") by and among the Company, a subsidiary of the Company, Grafalloy L.P. ("Grafalloy") and the general partner of Grafalloy. Pursuant to the Asset Purchase Agreement, the Company acquired all of the assets and business, and assumed certain liabilities, of Grafalloy.

         The Company paid a purchase price in the aggregate amount of $9,628,330 to make the acquisition. The purchase price for the assets consisted of a cash payment of $6,012,793, additional cash payments in the aggregate amount of $859,002 to discharge certain liabilities of Grafalloy at the closing, a 7% secured subordinated note in the principal amount of $800,000, a 12% secured subordinated note in the principal amount of $747,254, a 7% unsecured note in the principal amount of $175,000, and 188,051 shares of the Company's common stock, $0.01 par value per share. In addition, the Company assumed accounts payable and other current liabilities of Grafalloy. For the cash portion of the purchase price, the Company used cash on hand as well as drawing on the revolving credit facility maintained by its operating subsidiary, Culver City Composites Corporation, with LaSalle Business Credit, Inc.

         The assets acquired from Grafalloy were used by Grafalloy to manufacture composite golf club shafts. The Company intends to continue such use of the acquired assets.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements.

     To be filed by amendment no later than April 29, 1997.

         (b) Pro Forma Financial Information.

     To be filed by amendment no later than April 29, 1997.

         (c) Exhibits.

Exhibit Number                            Description

  2.1 Asset Purchase agreement dated as of February 27, 1997 by and among the Company, Grafalloy L.P., Grafalloy, Inc., and Grafalloy Acquisition Corporation


  20.1 Press release of The American Materials and Technologies Corporation, dated March 3, 1997



Pursuant to Item 601(b)(2) of Regulation S-B, the Company hereby undertakes to furnish to the Commission, upon request, copies of the exhibits and schedules listed the Exhibit Index accompanying this report, but omitted from Exhibit 2.1.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            THE AMERICAN MATERIALS &
                                            TECHNOLOGIES CORPORATION



                                            /s/ William A. Timmerman
                                            ------------------------
Date: March 5, 1997                         William A. Timmerman
                                            Chief Financial Officer


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                                  Exhibit Index



Exhibit
Number                     Description
------                     -----------

  2.1            Asset Purchase Agreement dated as
                 of February 27, 1997 by and among
                 the Company, Grafalloy L.P.,
                 Grafalloy, Inc., and Grafalloy
                 Acquisition Corporation


Schedules and Exhibits Omitted From 2.1

Disclosure Schedule

Exhibit A  - January 1997 Financial Statements

Exhibit B  - Environmental Law Definitions

Exhibit C1 - Note in the principal amount of $800,000

Exhibit C2 - Note in the principal amount of $747,254

Exhibit C3 - Note in the principal amount of $175,000

Exhibit D  - Form of Subscription Agreement

Exhibit E  - Form of Non-Competition Agreement

Exhibit F  - Form of Employment Agreement

Exhibit G  - Form of Tax Allocation Agreement

Exhibit H  - Form of Security Agreement

Exhibit I  - Form of Escrow Agreement

20.1         Press release of The American
             Materials & Technologies Corporation,
             dated March 3, 1997


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